                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                      -------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report) 20-Feb-98

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of August 31, 1997 in connection with the issuance of The Money Store Auto Trust (Series 1997-4), Class A-1, Class A-2, and Class A-3.

                             TMS Auto Holdings, Inc.
================================================================================
             (Exact name of regristrant as specified in its charter)

      Delaware
      New Jersey             333-14075-06                   Applied For
      ----------             ------------                   -----------

      State or other         (Commission                   (IRS Employer
      jurisdiction of         File Number)                  ID Number)
      incorporation)

      2840  Morris  Avenue,   Union,  New  Jersey               07083
      --------------------------------------------------------------------------
      (Address of principal executive officer)

      Registrant's Telephone Number,
      including area code:                                   908-686-2000
                                                             -------------------
                                       n/a
      --------------------------------------------------------------------------
     (Former name or former address, if changed since last report)

      Item 5      Other Events

Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of: 20-Feb-98

      Item 7      Financial Statements and Exhibits

      The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     THE MONEY STORE AUTO TRUST
                                     ASSET BACKED SECURITIES, 1997-4


                                     By /S/ James K. Ransom
                                        -----------------------
                                        James K. Ransom
                                        Vice President

Dated: 02/28/98

                        THE MONEY STORE AUTO TRUST 1997-4
                         0.00% Asset Backed Certificates
                          Certificateholder Statement

            IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING AGREEMENT DATED AS OF NOVEMBER 30, 1997, THE MONEY STORE AUTO
           FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
          TO SERIES 1997 - 4 FOR THE FEBRUARY 11, 1998 DETERMINATION DATE

       DISTRIBUTION DATE         02/20/98        MONTHLY PERIOD      Jan-98

A.    Information Regarding the Current Monthly Distribution :

      I.    CERTIFICATES

            (a)   The aggregate amount of the
                  distribution to Certificateholders                        0.00

            (b)   The amount of the distribution set
                  forth in A. 1. (a) above in respect
                  of interest on the Certificates                           0.00

            (c)   The amount of the distribution set
                  forth in A. 1. (a) above in respect
                  of principal on the Certificates                          0.00

            (d)   The amount of the distribution in
                  A.1. (a) payable pursuant to a
                  claim on the Certificate Policy                           0.00

            (e)   The remaining outstanding balance
                  available to be drawn under the
                  Certificate Policy                                        0.00

            (f)   The amount of the distribution set
                  forth in paragraph A.1. (a) above
                  per $1,000 interest in the
                  Certificates                                         0.0000000

            (g)   The amount of the distribution set
                  forth in paragraph A.1. (b) above
                  per $1,000 interest in the
                  Certificates                                         0.0000000

            (h)   The amount of the distribution set
                  forth in paragraph A.1. (c) above
                  per $1,000 interest in the
                  Certificates                                         0.0000000

            (i)   The amount of the distribution set
                  forth in paragraph A.1. (d) above
                  per $1,000 interest in the
                  Certificates                                         0.0000000

B.    Information Regarding the Performance of the
      Trust :

      I.    POOL BALANCE AND CERTIFICATE PRINCIPAL
            BALANCE.

            (a)   The Pool Balance as of the close of
                  business on the last day of the
                  Monthly Period                                   66,463,881.24

            (b)   The Certificate Principal Balance
                  after giving effect to payments
                  allocated to principal as set forth
                  in Paragraph A.1.(c)                                      0.00

            (c)   The Certificate Factor after giving
                  affect to the payments set forth in
                  paragraph A.1.(c)                                    0.0000000

            (d)   The amount of aggregate Realized
                  Losses for the second preceding
                  Month Period                                              0.00

            (e)   The aggregate Purchase Amount for
                  all Receivables that were
                  repurchased in the Monthly Period                    19,944.34

2.    SERVICING FEE

            (a)   The aggregate amount of the
                  Servicing Fee paid to the Servicer
                  with respect to the preceding
                  Monthly Period                                      128,461.37

3.    PAYMENT SHORTFALLS

            (a)   The amount of the
                  Certificateholders' Interest
                  Carryover Shortfall after giving
                  effect to the payments set forth in
                  Paragraph A.1.(b) above                                   0.00

            (b)   The amount of the
                  Certificateholder's Interest
                  Carryover Shortfall set forth in
                  paragraph B.3.(a) above per $1,000
                  interest with respect to the
                  Certificate:                                         0.0000000

            (c)   The amount of the
                  Certificateholders' Principal
                  Carryover Shortfall after giving
                  effect to the payments set forth in
                  Paragraph A.1.(b) above                                   0.00

            (d)   The amount of the
                  Certificateholders' Principal
                  Carryover Shortfall set forth in
                  paragraph B.3.(a) above per $1,000
                  interest with respect to the
                  Certificate:                                              0.00

4.    TRANSFER OF SUBSEQUENT RECEIVABLES

            (a)   Aggregate amount on deposit in the
                  Prefunding Account on such
                  Distribution Date after giving
                  effect to all withdrawals therefrom
                  on such Distribution Date                        21,485,751.08

            (b)   Aggregate amount on deposit in the
                  Capitalized Interest Account on
                  such Distribution Date after giving
                  effect to all withdrawals therefrom
                  on such Distribution Date                           140,814.12

            (c)   Aggregate amount on deposit in the
                  Pre-Funding Account on the final
                  Subsequent Transfer Date after
                  giving effect to all withdrawals
                  therefrom on such Distribution Date                       0.00

            (d)   The amount set forth in paragraph
                  B.4. (a) per $1,000 interest in the
                  Certificates:                                        0.0000000

            (e)   The amount set forth in paragraph
                  B.4. (b) to be distributed to
                  Certificateholders per $1,000
                  interest in the Certificates:                        0.0000000

            (f)   The amount set forth in paragraph
                  B.4. (c) to be distributed to
                  Certificateholders per $1,000
                  interest in the Certificates:                        0.0000000

5.          (a)   The aggregate amount of collections
                  by the Servicer during the
                  preceding Monthly Period                          2,210,185.04

            (b)   The aggregate amount which was
                  received by the Trust from the
                  Servicer during the preceding
                  Monthly Period                                    2,284,084.25

            (c)   The aggregate amount of
                  reimbursements to the Security
                  Insurer during the preceding
                  Monthly Period                                            0.00

            (d)   The amount of Receivables that are
                  delinquent for over:
                   30 days                                          2,179,620.82
                   60 days                                            348,624.74
                   90 days                                             17,705.00

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated November 30, 1997 pertaining to Series 1997 - 4 in preparing the accompanying
Certificateholder Statement.

            THE MONEY STORE AUTO FINANCE INC.


            BY: \s\ Harry Puglisi
                -----------------
                HARRY PUGLISI
                TREASURER

                        THE MONEY STORE AUTO TRUST 1997-4
                Class A-1 5.90875% Money Store Asset Backed Notes
                       Class A-2 6.35% Asset Backed Notes
                       Class A-3 6.46% Asset Backed Notes

               IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT
        DATED AS OF NOVEMBER 30, 1997, THE MONEY STORE AUTO FINANCE INC.
                  REPORTS THE FOLLOWING INFORMATION PERTAINING
         TO SERIES 1997 - 4 FOR THE FEBRUARY 11, 1998 DETERMINATION DATE

                DISTRIBUTION DATE 02/20/98 MONTHLY PERIOD Jan-98

A.    Information Regarding the Current Monthly
      Distribution :

      I.    NOTES

            (a)   The aggregate amount of the
                  distribution with respect to:
                        Class A-1 Notes                             1,203,479.67
                        Class A-2 Notes                               235,479.17
                        Class A-3 Notes                               150,733.33

            (b)   The amount of the distribution set
                  forth in paragraph A.1.(a) above in
                  respect of interest on:
                        Class A-1 Notes                                89,041.58
                        Class A-2 Notes                               235,479.17
                        Class A-3 Notes                               150,733.33

            (c)   The amount of the distribution set
                  forth in paragraph A.1.(a) above in
                  respect of principal of:
                        Class A-1 Notes                             1,114,438.09
                        Class A-2 Notes                                     0.00
                        Class A-3 Notes                                     0.00

            (d)   The amount of the distribution in
                  A.1.(a) payable pursuant to a claim
                  on the Note Policy with respect to:
                        Class A-1 Notes                                     0.00
                        Class A-2 Notes                                     0.00
                        Class A-3 Notes                                     0.00

            (e)   The remaining outstanding balance
                  available to be drawn under the
                  Note Policy                                       1,589,692.17

            (f)   The amount of the distribution set
                  forth in paragraph A.1.(a) above
                  per $1,000 interest in:
                        Class A-1 Notes                               68.7702669
                        Class A-2 Notes                                5.2916667
                        Class A-3 Notes                                5.3833332

            (g)   The amount of the distribution set
                  forth in paragraph A.1.(b) above
                  per $1,000 interest in:
                        Class A-1 Notes                                5.0880903
                        Class A-2 Notes                                5.2916667
                        Class A-3 Notes                                5.3833332

            (h)   The amount of the distribution set
                  forth in paragraph A.1.(c) above
                  per $1,000 interest in:
                        Class A-1 Notes                               63.6821766
                        Class A-2 Notes                                0.0000000
                        Class A-3 Notes                                0.0000000

            (i)   The amount of the distribution set
                  forth in paragraph A.1.(d) above
                  per $1,000 interest in:
                        Class A-1 Notes                                0.0000000
                        Class A-2 Notes                                0.0000000
                        Class A-3 Notes                                0.0000000


            (j)   Prior to the Parity Date, from the
                  Available Funds, to the Note
                  Distribution Account the amount of
                  the distribution set forth in
                  paragraph A.1.(a) above in respect
                  of principal of:
                        Class A-1 Notes                               897,033.70
                        Class A-2 Notes                                     0.00
                        Class A-3 Notes                                     0.00

            (k)   The amount of the distribution set
                  forth in paragraph A.1.(j) above
                  per $1,000 interest in:
                        Class A-1 Notes                               28.2530299
                        Class A-2 Notes                                0.0000000
                        Class A-3 Notes                                0.0000000

      II.   CERTIFICATEHOLDERS

            (i)   The aggregate amount distributed to
                  the Certificate Distribution
                  Account on behalf of the
                  Certificateholders 679,496.37

B.    Information Regarding the Performance of the
      Trust :

      1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

            (a)   The Pool Balance at the close of business on
                  the last day of the Monthly Period               66,463,881.24

            (b)   The aggregate outstanding principal amount of
                  each Class of Notes after giving effect to
                  payments allocated to principal as set forth
                  in Paragraph A.1(c) above with respect to:
                        Class A-1 Notes                            15,449,632.32
                        Class A-2 Notes                            44,500,000.00
                        Class A-3 Notes                            28,000,000.00

            (c)   The Note Pool Factor for each Class of Notes
                  after giving effect to the payments set forth
                  in paragraph A.1(c) with respect to:
                        Class A-1 Notes                                0.8828361
                        Class A-2 Notes                                1.0000000
                        Class A-3 Notes                                1.0000000

            (d)   The amount of aggregate Realized Losses for
                  the second preceding Monthly Period                       0.00

            (e)   The aggregate Purchase Amount for all
                  Receivables that were repurchased in the
                  Monthly Period                                       19,944.34

      2.    SERVICING FEE

            (a)   The aggregate amount of the Servicing Fee
                  paid to the Servicer with respect to the
                  preceding Monthly Period                            128,461.37

            (b)   The aggregate amount of unpaid Servicing Fee              0.00

      3.    PAYMENT SHORTFALLS

            (a)   The amount of the Noteholders' Interest
                  Carryover Shortfall after giving effect to
                  the payments set forth in paragraph A.1.(b)
                  above with respect to:
                        Class A-1 Notes                                     0.00
                        Class A-2 Notes                                     0.00
                        Class A-3 Notes                                     0.00

            (b)   The amount of the Noteholders' Interest
                  Carryover Shortfall set forth in paragraph
                  B.3.(a) above per $1,000 interest with
                  respect to:
                        Class A-1 Notes                                0.0000000
                        Class A-2 Notes                                0.0000000
                        Class A-3 Notes                                0.0000000

            (c)   The amount of the Noteholders' Principal
                  Carryover Shortfall after giving effect to
                  the payments set forth in Paragraph A.1.(b)
                  above with respect to:
                        Class A-1 Notes                                     0.00
                        Class A-2 Notes                                     0.00
                        Class A-3 Notes                                     0.00

            (d)   The amount of the Noteholders' Principal
                  Carryover Shortfall set forth in Paragraph
                  B.3.(a) above per $1,000 interest with
                  respect to:
                        Class A-1 Notes                                0.0000000
                        Class A-2 Notes                                0.0000000
                        Class A-3 Notes                                0.0000000

4. Transfer of Subsequent Receivables

            (a)   Aggregate amount on deposit in the
                  Pre-Funding Account on such Distribution Date
                  after giving effect to all withdrawals
                  therefrom on such Distribution Date              21,485,751.08

            (b)   Aggregate amount on deposit in the
                  Capitalized Interest Account on such
                  Distribution Date after giving effect to all
                  withdrawals therefrom on such Distribution
                  Date                                                140,814.12

            (c)   Aggregate amount on deposit in the
                  Pre-Funding Account on the final Subsequent
                  Transfer Date after giving effect to all
                  withdrawals therefrom on such Distribution
                  Date                                                      0.00

            (d)   the amount set forth in paragraph B.4(a) per
                  $1,000 interest in:
                        Class A-1 Notes                            1,227.7572046
                        Class A-2 Notes                              482.8258670
                        Class A-3 Notes                              767.3482529

            (e)   the amount set forth in paragraph B.4(b) to
                  be distributed to Noteholders per $1,000
                  interest in:
                        Class A-1 Notes                                0.0000000
                        Class A-2 Notes                                0.0000000
                        Class A-3 Notes                                0.0000000

            (f)   the amount set forth in paragraph B.4(c) to
                  be distributed to Noteholders per $1,000
                  interest in:
                        Class A-1 Notes                                0.0000000
                        Class A-2 Notes                                0.0000000
                        Class A-3 Notes                                0.0000000

            (g)   The Amount withdrawn from the Pre-Fund
                  Account and transferred to the Collection
                  Account (included in paragraph A.1(c)):
                        Class A-1 Notes                                     0.00

            (h)   the amount set forth in paragraph B.4(g) to
                  be distributed to Noteholders per $1,000
                  interest in:
                        Class A-1 Notes                                0.0000000

5.          (a)   The aggregate amount of collections by the
                  Servicer during the preceding Monthly Period      2,210,185.04

            (b)   The aggregate amount which was received by
                  the Trust from the Servicer during the
                  preceding Monthly Period                          2,284,084.25

            (c)   The aggregate amount of reimbursements to the
                  Security Insurer during the preceding Monthly
                  Period                                                    0.00

            (d)   The amount of Receivables that are delinquent
                  for over:
                        30 days                                     2,179,620.82
                        60 days                                       348,624.74
                        90 days                                        17,705.00

6.          Other Information
            Weighted Average Coupon (WAC)                                18.915%

            Weighted Average Remaining Terms (WARM)                        54.85

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated November 30, 1997 pertaining to Series 1997 - 4 in preparing the accompanying Noteholder Statement.

            THE MONEY STORE AUTO FINANCE INC.


            BY: \s\ Harry Puglisi
                -----------------
                HARRY PUGLISI
                TREASURER